Contacts:

Media Contact	Investor Contact
Erik Mason	Brian Denyeau
AspenTech	ICR
+1 781-221-8386	+1 646-277-1251
erik.mason@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the First Quarter of

Fiscal 2013

Announces $100 million share repurchase program

Burlington, Mass. — November 1, 2012 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its first quarter of fiscal year 2013, ended September 30, 2012.

Mark Fusco, Chief Executive Officer of AspenTech, said, “AspenTech began fiscal 2013 on a strong note, highlighted by mid-teens year-over-year growth in total license contract value.  We continue to expand the capabilities of our industry leading aspenONE suite, and believe that we remain well positioned to drive increased product adoption and usage levels over the long-term.  At the same time, our focus on expense management contributed to strong growth in profitability and free cash flow generation.”

First Quarter Fiscal 2013 and Recent Business Highlights

-                    The license portion of total contract value was $1.5 billion for the first quarter of fiscal 2013, which increased 2.3% sequentially and 14.7% compared to the first quarter of fiscal 2012.

-                    Total contract value, including the value of bundled maintenance, was $1.72 billion at the end of the first quarter of fiscal 2013, which increased 2.6% sequentially and 17.6% compared to the first quarter of fiscal 2012.

-                    Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was approximately $312 million at the end of the first quarter of fiscal 2013, which increased 2.5% sequentially and 13.9% compared to the first quarter of fiscal 2012.

-                    The company announced today that its Board of Directors has approved a $100 million share repurchase program. This replaces the prior share repurchase program, which had approximately $49 million of remaining capacity as of the end of the first quarter.

Summary of First Quarter Fiscal Year 2013 Financial Results

AspenTech’s total revenue of $71.5 million increased 40% from $51.2 million in the first quarter of the prior year.

•                  Subscription and software revenue was $54.1 million in the first quarter of fiscal 2013, an increase from $31.9 million in the first quarter of fiscal 2012.

•                  Services & other revenue was $17.4 million in the first quarter of fiscal 2013, compared to $19.3 million in the first quarter of fiscal 2012.

For the quarter ended September 30, 2012, AspenTech reported income from operations of $9.0 million, compared to a loss from operations of $15.6 million for the quarter ended September 30, 2011.

Net income was $4.4 million for the quarter ended September 30, 2012, leading to EPS of $0.05, compared to a net loss per share of ($0.12) in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, restructuring charges and amortization of intangibles associated with acquisitions, was $13.4 million for the first quarter of fiscal 2013, compared to a non-GAAP loss from operations of $12.0 million in the same period last fiscal year.  Non-GAAP net income was $7.3 million, or $0.08 per share, for the first quarter of fiscal 2013, compared to a non-GAAP net loss of $9.2 million, or ($0.09) per share, in the same period last fiscal year.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had a cash balance of $163.4 million at September 30, 2012, a decrease of $1.9 million from the end of the prior quarter after using $17.2 million in cash to repurchase shares of common stock and reducing secured borrowings by $5.4 million.  During the first quarter, the company generated $18.5 million in cash flow from operations and $18.9 million in free cash flow after taking into consideration $1.8 million in capital expenditures and capitalized software, which was more than offset by $2.2 million of insurance proceeds related to prior period damage suffered at the company’s Houston facility.

Board of Directors Approves $100 Million Share Repurchase Program

As mentioned above, AspenTech’s Board of Directors approved a share repurchase program for up to $100 million. The timing and amount of any shares repurchased will be determined by AspenTech based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when AspenTech might otherwise be precluded from doing so under applicable insider trading laws and regulations. The repurchase program may be suspended or discontinued at any time.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that, for the next few years, a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income (loss) and net income (loss), will be of limited value in assessing AspenTech’s performance, growth and financial condition. Accordingly, management instead is focusing on certain non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, November 1, 2012, at 8:00 a.m. (Eastern Time), to discuss the company’s financial results for the first quarter fiscal year 2013 as well as the company’s business outlook.

The live dial-in number is (877) 245-0126, conference ID code 59815504. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 59815504, through December 1, 2012.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.

© 2012 Aspen Technology, Inc. AspenTech, aspenONE and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved.  All other trademarks are property of their respective owners.

Forward-Looking Statements

The second paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to develop new software products, enhance existing products and services, or penetrate new vertical markets; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; unforeseen difficulties or uncertainties in the application of accounting standards; weaknesses in AspenTech’s internal controls; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any current intention to update forward-looking statements after the date of this press release.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except per share data)

	Three Months Ended
	September 30,
	2012	2011
Revenue:
Subscription and software	$54,080	$31,910
Services and other	17,377	19,315
Total revenue	71,457	51,225
Cost of revenue:
Subscription and software	3,190	2,724
Services and other	9,148	11,097
Total cost of revenue	12,338	13,821
Gross profit	59,119	37,404
Operating expenses:
Selling and marketing	21,591	23,446
Research and development	15,766	13,769
General and administrative	12,768	15,887
Restructuring charges	40	(73)
Total operating expenses	50,165	53,029
Income (loss) from operations	8,954	(15,625)
Interest income	1,099	2,231
Interest expense	(257)	(1,092)
Other expense, net	(277)	(2,032)
Income (loss) before provision for (benefit from) income taxes	9,519	(16,518)
Provision for (benefit from) income taxes	5,106	(4,782)
Net income (loss)	$4,413	$(11,736)
Net income (loss) per common share:
Basic	$0.05	$(0.12)
Diluted	$0.05	$(0.12)
Weighted average shares outstanding:
Basic	93,428	94,065
Diluted	95,670	94,065

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share data)

	September 30,	June 30,
	2012	2012

ASSETS
Current assets:
Cash and cash equivalents	$163,363	$165,242
Accounts receivable, net	22,923	31,450
Current portion of installments receivable, net	27,920	33,184
Collateralized receivables	4,875	6,297
Unbilled services	1,576	1,592
Prepaid expenses and other current assets	9,979	16,219
Prepaid income taxes	132	283
Current deferred tax assets	7,199	7,196
Total current assets	237,967	261,463
Non-current installments receivable, net	10,042	14,046
Property, equipment and leasehold improvements, net	7,881	7,037
Computer software development costs, net	1,445	1,689
Goodwill	19,995	19,399
Non-current deferred tax assets	54,383	58,559
Other non-current assets	7,117	6,142
Total assets	$338,830	$368,335

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Secured borrowings	$5,616	$10,756
Accounts payable	1,446	2,566
Accrued expenses and other current liabilities	26,774	37,989
Income taxes payable	489	598
Current deferred revenue	137,640	143,578
Current deferred tax liabilities	232	232
Total current liabilities	172,197	195,719
Non-current deferred revenue	42,890	43,595
Other non-current liabilities	15,545	15,429
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares at September 30, 2012 and June 30, 2012 Issued and outstanding— none at September 30, 2012 and June 30, 2012	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 97,453,004 shares at September 30, 2012 and 96,663,580 shares at June 30, 2012 Outstanding— 93,538,774 shares at September 30, 2012 and 93,465,955 shares at June 30, 2012	9,745	9,666
Additional paid-in capital	553,855	547,546
Accumulated deficit	(390,666)	(395,079)
Accumulated other comprehensive income	9,063	8,095
Treasury stock, at cost—3,914,230 shares of common stock at September 30, 2012 and 3,197,625 at June 30, 2012	(73,799)	(56,636)
Total stockholders’ equity	108,198	113,592
Total liabilities and stockholders’ equity	$338,830	$368,335

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	Three Months Ended
	September 30,
	2012	2011
Cash flows from operating activities:
Net income (loss)	$4,413	$(11,736)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,317	1,412
Net foreign currency (gain) loss	(121)	1,275
Stock-based compensation	4,315	3,708
Deferred income taxes	4,222	(5,354)
Provision for bad debts	97	150
Other non-cash operating activities	3	13
Changes in assets and liabilities:
Accounts receivable	8,895	5,594
Unbilled services	38	611
Prepaid expenses, prepaid income taxes, and other assets	4,443	1,187
Installments and collateralized receivables	11,030	8,329
Accounts payable, accrued expenses and other liabilities	(13,253)	(6,898)
Deferred revenue	(6,938)	6,982
Net cash provided by operating activities	18,461	5,273
Cash flows from investing activities:
Purchase of property, equipment and leasehold improvements	(1,800)	(386)
Insurance proceeds	2,222	—
Purchase of technology intangibles	(527)	—
Capitalized computer software development costs	—	(200)
Net cash used in investing activities	(105)	(586)
Cash flows from financing activities:
Exercise of stock options	4,048	2,232
Proceeds from secured borrowings	—	1,408
Repayments of secured borrowings	(5,394)	(2,232)
Repurchases of common stock	(17,163)	(9,172)
Payment of tax withholding obligations related to restricted stock	(1,976)	(1,187)
Net cash used in financing activities	(20,485)	(8,951)
Effects of exchange rate changes on cash and cash equivalents	250	(365)
Decrease in cash and cash equivalents	(1,879)	(4,629)
Cash and cash equivalents, beginning of period	165,242	149,985
Cash and cash equivalents, end of period	$163,363	$145,356

Supplemental disclosure of cash flow information:
Income tax paid, net	$1,034	$631
Interest paid	257	1,092

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

GAAP Results Reconciled to Non-GAAP Results

The following table reflects selected Aspen Technology GAAP results reconciled to Non-GAAP results.
(Unaudited and in thousands, except per share data)

	Three Months Ended September 30,
	2012	2011
Total expenses
GAAP total expenses (a)	$62,503	$66,850
Less:
Stock-based compensation (b)	(4,315)	(3,708)
Restructuring charges	(40)	73
Amortization of purchased intangibles	(103)	—

Non-GAAP total expenses	$58,045	$63,215

Income (loss) from operations
GAAP income (loss) from operations	$8,954	$(15,625)
Plus:
Stock-based compensation (b)	4,315	3,708
Restructuring charges	40	(73)
Amortization of intangible assets	103	—

Non-GAAP income (loss) from operations	$13,412	$(11,990)

Net income (loss)
GAAP net income (loss)	$4,413	$(11,736)
Plus:
Stock-based compensation (b)	4,315	3,708
Restructuring charges	40	(73)
Amortization of intangible assets	103	—
Less:
Income tax effect on Non-GAAP items (c)	(1,609)	(1,068)

Non-GAAP net income (loss)	$7,262	$(9,169)

Diluted income (loss) per share
GAAP diluted income (loss) per share	$0.05	$(0.12)
Plus:
Stock-based compensation (b)	0.05	0.04
Restructuring charges	—	—
Amortization of intangible assets	—	—
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.01)

Non-GAAP diluted income (loss) per share	$0.08	$(0.09)

Shares used in computing Non-GAAP diluted income (loss) per share	95,670	94,065

(a) GAAP total expenses

	Three Months Ended September 30,
	2012	2011
Total costs of revenue	$12,338	$13,821
Total operating expenses	50,165	53,029
GAAP total expenses	$62,503	$66,850

(b) Stock-based compensation expense was as follows:

	Three Months Ended September 30,
	2012	2011
Cost of service and other	$343	$303
Selling and marketing	977	1,170
Research and development	741	348
General and administrative	2,254	1,887
Total stock-based compensation	$4,315	$3,708

(c) The income tax effect on the first quarter of fiscal 2013 Non-GAAP items is calculated utilizing an estimate of our future effective tax rate.